SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2004
(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Venture, 3rd Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changedsince last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

Exhibit 99.1 Text of July 26, 2004 Earnings Conference Call.

Item 12. Results of Operations and Financial Condition.

On July 26, 2004 Commercial Capital Bancorp, Inc. (the “Company”) held a conference call and simultaneous webcast with analysts and investors discussing the Company’s second quarter 2004 earnings and performance.  A transcript of the call is attached as exhibit 99.1 to this 8-K.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

	By:	/s/ Stephen H. Gordon

Stephen H. Gordon
Chairman of the Board and Chief Executive Officer

Date: July 29, 2004